UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2006

CELLSTAR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  0-22972

Delaware	75-2479727
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

601 S. Royal Lane, Coppell, Texas 75019
(Address of principal executive offices)         (Zip Code)

(972) 462-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective November 20, 2006, CellStar, Ltd. (“CellStar”), the U.S. operating subsidiary of CellStar Corporation, entered into a Master Distribution Agreement (the “Distribution Agreement”) and a Regional Amendment for the Sale of Products Between Motorola and CellStar in North America (the “Amendment,” together with the Distribution Agreement, the “Agreement”) with Motorola, Inc. (“Motorola”).   The Agreement provides the terms and conditions under which Motorola will supply cellular telephone products and accessories to CellStar, and currently covers the United States.  The Agreement has a term of one year from the effective date, with automatic renewals for successive one-year terms, unless sooner terminated as permitted by the Agreement.  The Agreement provides price protection and most favored pricing to CellStar in certain circumstances, and designates certain customers that are assigned to CellStar on an exclusive basis provided that CellStar meets established targets related to market share for those customers.

The Agreement may be terminated by either party if the other party commits a breach of the Agreement that continues for a period of thirty days without cure after notice by the non-breaching party. Additionally, the Agreement may be terminated by either party at any time upon the insolvency, liquidation or bankruptcy of either party, or by Motorola immediately upon written notice if CellStar’s financial statements indicate a material adverse effect on its ability to distribute products under the Agreement, or if CellStar breaches certain terms of the Agreement.  Notwithstanding the above, either party may terminate the Agreement at any time without cause upon sixty days prior written notice.

The foregoing description of the Agreement is not complete, and is qualified in its entirety by reference to the Distribution Agreement attached as Exhibit 10.1 and the Amendment attached as Exhibit 10.2 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Master Distribution Agreement, made as of November 20, 2006, by and between Motorola, Inc. and CellStar, Ltd.

Exhibit 10.2	Regional Amendment for the Sale of Products Between Motorola and CellStar in North America, made as of November 20, 2006, by and between Motorola, Inc. and CellStar, Ltd.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLSTAR CORPORATION

	By:	/s/ Elaine Flud Rodriguez
Elaine Flud Rodriguez
Date: December 20, 2006		Senior Vice President and General Counsel

Exhibit Index

Exhibit	Description
Exhibit 10.1	Master Distribution Agreement, made as of November 20, 2006, by and between Motorola, Inc. and CellStar, Ltd. (1)

Exhibit 10.2	Regional Amendment for the Sale of Products Between Motorola and CellStar in North America, made as of November 20, 2006, by and between Motorola, Inc. and CellStar, Ltd. (1)

(1)	Certain provisions of this exhibit are subject to a request for confidential treatment filed with the Securities and Exchange Commission.